UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

PhaseRx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37772	20-4690620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Harrison Street, Suite 300 Seattle, Washington	98119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 805-6300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a PowerPoint presentation that Robert Overell, Ph.D., president and chief executive of PhaseRx, Inc. (the “Company”), will present on November 1, 2017, at the 5th International mRNA Health Conference, taking place from November 1 to November 2, 2017, in Berlin, Germany.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On October 31, 2017, the Company issued a press release announcing that Dr. Overell will give a presentation on the development of the Company’s mRNA therapeutic, PRX-OTC, to treat ornithine transcarbamylase deficiency at the 5th International mRNA Health Conference. A copy of such press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	5th International mRNA Health Conference Presentation
99.2	Press release dated October 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseRx, Inc.

Date: October 31, 2017	By:	/s/ Robert W. Overell
Robert W. Overell, Ph.D.
Chief Executive Officer